SERVICE SUB-AGREEMENT

     AGREEMENT to be effective January 13, 2004, by and between PRINCIPAL MANAGEMENT CORPORATION (the "Manager") and Employee Benefit Services, Inc. ("EBS").

     In consideration of the premises and mutual agreements herein contained, the Manager hereby appoints EBS to provide personal services to shareholders and beneficial owners as described herein and EBS agrees to act, perform or assume the responsibility therefor in the manner and subject to the conditions hereinafter set forth.

1.   SERVICES FURNISHED BY EBS

     EBS will provide personal services to shareholders and beneficial owners of Advisors Preferred Class, Preferred Class, Advisors Select Class and Select Class shares of each Series of Principal Investors Fund, Inc. ("Fund") identified in Appendix A hereto. Personal services include:

(a) responding to plan sponsor and plan member inquiries; (b) providing information regarding plan sponsor and plan member investments;
(c) other similar personal services or services related to the maintenance of shareholder accounts as contemplated by NASD Rule 2830, or any successor thereto.

     In the carrying out of this function, EBS may contract with others, including companies affiliated with EBS, for data systems, processing services and other administrative services. EBS may at any time or times in its discretion appoint (and may at any time remove) other parties, including companies affiliated with EBS, as its agent to carry out such provisions of the Agreement as EBS may from time to time direct; provided, however, that the appointment of any such agent shall not relieve EBS of any of its responsibilities or liabilities hereunder.

2.   COMPENSATION FOR SERVICES

     The Manager will pay EBS service fees equal to 0.17% of the average daily net assets attributable to each of the Advisors Preferred Class and Preferred Class shares and 0.25% of the average daily net assets attributable to each of the Advisors Select Class and Select Class shares for services provided pursuant to this agreement. Service fees under this Agreement will be calculated and accrued daily and paid monthly to EBS, or at such other intervals as the Manager and EBS may agree. For purpose of this Agreement, "service fees" shall mean payments in connection with the provision of personal, continuing services to investors in the Fund and/or the maintenance of shareholder accounts, excluding
(i) transfer agent and sub-transfer agent services for beneficial owners of the Fund's shares, (ii) aggregating and processing purchase and redemption orders,
(iii) providing beneficial owners with account statements, processing dividend payments, (iv) providing sub-accounting services for shares held beneficially,
(v) forwarding shareholder communications to beneficial owners, and (vi) receiving, tabulating and transmitting proxies executed by beneficial owners; provided, however, that if the NASD adopts a definition of "service fees" for purposes of NASD Rule 2830 (or any successor to such rule) that differs from the definition of "service activities" hereunder, or if the NASD adopts a related definition intended to define the same concept, the definition of "service fees" in this Section shall be automatically amended, without further action of the parties, to conform to such NASD definition.

3.   LIMITATION OF LIABILITY OF EBS

     EBS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on EBS's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

4.   TERMINATION OF THIS AGREEMENT

     This Agreement may, on sixty days written notice, be terminated at any time without the payment of any penalty, by the Manager or by EBS.

5.   AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

6.   ADDRESS FOR PURPOSE OF NOTICE

     Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager and EBS for this purpose shall be the Principal Financial Group, Des Moines, Iowa 50392.

7.   MISCELLANEOUS

     The captions in this Agreement are included for convenience of reference only, and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized.


          Principal Management Corporation


                 /s/Ernest H. Gillum
          By     _____________________________________________
                 Ernest H. Gillum, Vice President


          Employee Benefit Services, Inc.


                 /s/Andrew P. Dalgliesh
          By     _____________________________________________
                 Andrew P. Dalgliesh, Chief Financial Officer

                         PRINCIPAL INVESTORS FUND, INC.
                                   APPENDIX A

                                     Series

-------------------------------------------------------------- ------------------------------------------------------------
Bond and Mortgage Securities Fund                              Partners LargeCap Blend Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
Capital Preservation Fund                                      Partners LargeCap Blend Fund I
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
Government Securities Fund                                     Partners LargeCap Growth Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
High Quality Intermediate-Term Bond Fund                       Partners LargeCap Growth Fund I
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
High Quality Long-Term Bond Fund                               Partners LargeCap Growth Fund II
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
High Quality Short-Term Bond Fund                              Partners LargeCap Value Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
International Emerging Markets Fund                            Partners LargeCap Value Fund I
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
International Fund I                                           Partners MidCap Growth Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
International Fund II                                          Partners MidCap Growth Fund I
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
LargeCap Blend Fund I                                          Partners MidCap Value Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
LargeCap Growth Fund                                           Partners MidCap Value Fund I
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
LargeCap S&P 500 Index Fund                                    Partners SmallCap Blend Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
LargeCap Value Fund                                            Partners SmallCap Growth Fund I
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
LifeTime 2010 Fund                                             Partners SmallCap Growth Fund II
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
LifeTime 2020 Fund                                             Partners SmallCap Growth Fund III
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
LifeTime 2030 Fund                                             Partners SmallCap Value Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
LifeTime 2040 Fund                                             Partners SmallCap Value Fund I
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
LifeTime 2050 Fund                                             Partners SmallCap Value Fund II
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
LifeTime Strategic Income Fund                                 Preferred Securities Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
MidCap Blend Fund                                              Real Estate Securities Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
MidCap Growth Fund                                             SmallCap Blend Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
MidCap S&P 400 Index Fund                                      SmallCap Growth Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
MidCap Value Fund                                              SmallCap S&P 600 Index Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
Money Market Fund                                              SmallCap Value Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
Partners International Fund
-------------------------------------------------------------- ------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                   APPENDIX A

                                     Series

-------------------------------------------------------------- ------------------------------------------------------------
Bond and Mortgage Securities Fund                              Partners LargeCap Blend Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
Capital Preservation Fund                                      Partners LargeCap Blend Fund I
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
Government Securities Fund                                     Partners LargeCap Growth Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
High Quality Intermediate-Term Bond Fund                       Partners LargeCap Growth Fund I
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
High Quality Long-Term Bond Fund                               Partners LargeCap Growth Fund II
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
High Quality Short-Term Bond Fund                              Partners LargeCap Value Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
International Emerging Markets Fund                            Partners LargeCap Value Fund I
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
International Fund I                                           Partners MidCap Growth Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
International Fund II                                          Partners MidCap Growth Fund I
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
LargeCap Blend Fund I                                          Partners MidCap Value Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
LargeCap Growth Fund                                           Partners MidCap Value Fund I
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
LargeCap S&P 500 Index Fund                                    Partners SmallCap Blend Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
LargeCap Value Fund                                            Partners SmallCap Growth Fund I
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
LifeTime 2010 Fund                                             Partners SmallCap Growth Fund II
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
LifeTime 2020 Fund                                             Partners SmallCap Growth Fund III
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
LifeTime 2030 Fund                                             Partners SmallCap Value Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
LifeTime 2040 Fund                                             Partners SmallCap Value Fund I
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
LifeTime 2050 Fund                                             Partners SmallCap Value Fund II
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
LifeTime Strategic Income Fund                                 Preferred Securities Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
MidCap Blend Fund                                              Real Estate Securities Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
MidCap Growth Fund                                             SmallCap Blend Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
MidCap S&P 400 Index Fund                                      SmallCap Growth Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
MidCap Value Fund                                              SmallCap S&P 600 Index Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
Money Market Fund                                              SmallCap Value Fund
-------------------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------------------- ------------------------------------------------------------
Partners International Fund
-------------------------------------------------------------- ------------------------------------------------------------